EXHIBIT 10.53.2

PURCHASE-MONEY SECURITY AGREEMENT

THIS PURCHASE-MONEY SECURITY AGREEMENT (as amended, restated or otherwise modified, this “Agreement”) dated as of December 1, 2003 made by KNOLOGY BROADBAND OF CALIFORNIA, INC., a Delaware corporation (the “Grantor”), in favor of CAMPBELL B. LANIER, III (the “Lender”).

STATEMENT OF PURPOSE

Pursuant to the Purchase-Money Financing Promissory Note of even date herewith (as amended, restated, supplemented or otherwise modified, the “Purchase-Money Note”), made by Grantor in favor of the Lender, the Lender may provide certain extensions of credit to the Grantor, to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) to acquire certain assets related to the California System (as defined in the Asset Purchase Agreement dated as of July 15, 2003, by and between Verizon Media Ventures Inc. and Knology New Media, Inc., the sole stockholder of the Grantor) including, without limitation, all accounts, accounts receivable, licenses, franchises, equipment, inventory, contracts, goods, general intangibles, records, prepaid assets, other network assets and all other Collateral (as hereinafter defined) (such assets collectively referred to herein as “Network Assets”).

In connection with the transactions contemplated by the Purchase-Money Note and as a condition precedent thereto, the Lender has requested that the Grantor grant a continuing security interest in and to the “Collateral” (as hereinafter defined) to secure the “Secured Obligations” (as hereinafter defined), and the Grantor has agreed to do so pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lender to enter into and make available loans pursuant to the Purchase-Money Note, the Grantor hereby agrees with the Lender as follows:

SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Agreement, including the preambles and recitals hereof, shall have the meaning assigned thereto in the Purchase-Money Note. In the event of a conflict between capitalized terms defined herein and in the Purchase-Money Note, the Purchase-Money Note shall control. The following additional terms when used in this Agreement shall have the following meanings:

“Applicable Law” means all applicable provisions of constitutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Collateral” shall have the meaning assigned thereto in Section 2(a) hereof.

“Event of Default” means the occurrence of an “Event of Default” as defined in the Purchase-Money Note.

“Financing Statements” shall mean the UCC-1 Financing Statements naming the Grantor as debtor and the Lender as secured party, with respect to the Collateral.

“Governmental Authority” means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Loan Documents” means this Agreement, the Purchase-Money Note and any other document executed in connection with the foregoing.

“Material Adverse Effect” means, with respect to the Grantor, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of the Grantor or the ability of the Grantor to perform its obligations under the Loan Documents or any material contracts.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

“Proceeds” means all “proceeds” (as defined by the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Collateral, including, without limitation, all claims of the Grantor against third parties for loss of, damage to or destruction of, and all proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

“Secured Obligations” means all indebtedness and obligations under the Purchase-Money Note and any renewals and extensions thereof and replacements and substitutions thereof.

“Security Interests” means the security interests granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or nonperfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Delaware, “UCC” means the

Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or nonperfection.

SECTION 2. The Security Interests.

(a) To secure the Purchase-Money Note and to secure the full and prompt payment and performance of all of the Secured Obligations, the Grantor hereby grants to the Lender a continuing security interest in and to all of the Grantor’s right, title and interest in and all of the following, wherever located and whether now owned or hereafter acquired or arising (collectively, the “Collateral”):

(i) all Network Assets purchased with the proceeds of loans made to Grantor pursuant to the Purchase Money Note, to the extent of such proceeds, as more fully described on Exhibit A attached hereto; and

(ii) all products and Proceeds of all or any such Network Assets.

(b) In each loan request delivered by the Grantor to the Lender pursuant to the Purchase-Money Note, the Grantor shall describe all Network Assets to be purchased with the proceeds of the requested loan in sufficient detail to identify them as being subject to a purchase-money security interest to the extent provided by Applicable Law.

(c) The Security Interests are granted as security only and shall not subject the Lender to, or transfer to the Lender, or in any way affect or modify, any obligation or liability of the Grantor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 3. Representations and Warranties. The Grantor represents and warrants as follows:

(a) The Grantor is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

(b) The Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interests in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interests on the Collateral pursuant to, this Agreement.

(c) This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

(d) The execution, delivery and performance of this Agreement will not violate any provision of any material Applicable Law or material contractual obligation of the Grantor and will not result in the creation or imposition of any Lien on any of the material properties or revenues of the Grantor pursuant to any Applicable Law or contractual obligation of the Grantor, except as contemplated hereby.

(e) No consent or authorization of, filing with any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Grantor), is required in connection with the execution, delivery, performance, validity or enforceability against the Grantor of this Agreement, except filings under the UCC.

(f) No material litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Grantor after due inquiry, threatened by or against the Grantor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

(g) The Grantor has good and marketable title to all of its Collateral, free and clear of any Liens.

(h) The Grantor has not performed any acts that would prevent or hinder the Lender from enforcing any of the terms of this Agreement. No financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction.

SECTION 4. Further Assurances; Covenants.

(a) General.

(i) The Grantor shall not change the location of its chief executive office or principal place of business in any state or the location of any Collateral unless it shall have given the Lender thirty (30) days prior written notice thereof.

(ii) The Grantor shall not change its name, identity, jurisdiction of incorporation or corporate structure in any manner unless it shall have given the Lender thirty (30) days’ prior written notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(vii) hereof.

(iii) The Grantor shall maintain the Lender’s Security Interest in the Collateral as first priority perfected Liens thereon. The Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any jurisdiction any initial Financing Statements and amendments thereto that (a) describe the Collateral and (b) provide any other information required by Applicable Law of such jurisdiction for the sufficiency or filing office acceptance of any Financing Statement or amendment, including (i) whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor and (ii) in the case of a Financing Statement filed as a fixture filing, a sufficient description of the real property to which the Collateral relates. The Grantor agrees to furnish any such information to the Lender promptly upon the Lender’s request. The Grantor shall pay the costs of, or incidental to, any recording or filing of the Financing Statements, Financing Statement amendments or continuation statements concerning the Collateral.

(iv) If any Collateral is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), or any Grantor’s agents or processors, the Grantor shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehouseman’s, bailee’s, agent’s or processor’s agreement in writing to hold all such Collateral for the Lender’s account subject to the Lender’s instructions, and shall cause such warehouseman, bailee, agent or processor to issue and deliver to the Lender warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Lender’s name and in form and substance acceptable to the Lender.

(v) (A) The Grantor shall maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender as loss payees. Without limiting the foregoing, the Grantor shall (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Grantor; business interruption insurance; and product liability insurance.

      (B) The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Grantor for direct application by the Grantor solely to the repair or replacement of the Grantor’s property so damaged or destroyed and (ii) in all other circumstances, be held by the Lender as cash collateral for the Secured Obligations unless the Lender otherwise agrees. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Grantor solely to the repair or replacement of the Grantor’s property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Secured Obligations.

      (C) All policies of insurance shall provide for at least thirty (30) days’ prior written cancellation notice to the Lender. In the event of failure by the Grantor to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Grantor. The Grantor shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provisions.

(vi) The Grantor shall, promptly upon request of the Lender, provide to the Lender all information and evidence that the Lender may reasonably request concerning the Collateral to enable the Lender to enforce the provisions of this Agreement.

(vii) Prior to each date on which the Grantor proposes to take any action contemplated by Section 4(a)(i) or Section 4(a)(ii) hereof, the Grantor shall, as reasonably requested by the Lender, at its cost and expense, cause to be delivered to the Lender an opinion of counsel, in form and content reasonably satisfactory to the Lender.

(viii) The Grantor shall comply in all material respects with all Applicable Laws and maintain in full force and effect all necessary governmental approvals, in each case applicable to the Collateral or any part thereof or to the operation of the Grantor’s business.

(ix) The Grantor shall pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, governmental charge, levy or claim need be paid if (A) the validity thereof is being contested in good faith by appropriate proceedings and (B) such charge is adequately reserved against on the Grantor’s books in accordance with generally accepted accounting principles.

(x) The Grantor shall not:

(A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

(B) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity.

(xi) The Grantor agrees, at the request and option of the Lender, to take any and all other actions the Lender may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s Security Interest in any and all of the Collateral including, without limitation, (A) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that the Grantor’s signature thereon is required therefor, (B) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (C) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s interest in such Collateral, (D) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Lender, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (E) obtaining waivers from mortgagees, landlords and other Persons in form and substance satisfactory to the Lender, and (F) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by the Lender to be applicable in any relevant jurisdiction, including any foreign jurisdiction. The Grantor shall promptly notify the Lender in writing if the Grantor acquires any property or interest which constitutes Collateral or if any Collateral is at any time in the possession of a bailee, warehouseman or other agent of Debtor.

(b) Collateral, Etc. The Grantor shall maintain each material item of Collateral in the same condition, repair and working order as when acquired, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual, and shall as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and shall promptly furnish to the Lenders a statement respecting any material loss or damage to any material portion of the Collateral.

(c) Indemnification. The Grantor agrees to pay, and to save the Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement; provided, however, that said indemnifications shall not apply to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Lender. The obligations of the Grantor under this Section 4(c) shall survive the termination of the other provisions of this Agreement.

SECTION 5. Reporting and Recordkeeping. The Grantor respectively covenants and agrees with the Lender that from and after the date of this Agreement and until the Secured Obligations have been paid in full and satisfied:

(a) Maintenance of Records Generally. Grantor shall keep and maintain at its own cost and expense complete and accurate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral, all in a manner consistent with the Grantor’s past practice. For the Lender’s further security, the Grantor agrees that upon the occurrence and during the continuation of any Event of Default, the Grantor shall deliver and turn over any such books and records directly to the Lender or its designee. The Grantor shall permit any representative of the Lender to inspect such books and records and shall provide photocopies thereof to the Lender upon the Lender’s reasonable request.

(b) Further Identification of Collateral. The Grantor shall, if so requested by the Lender, furnish to the Lender statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

(c) Notices. In addition to the notices required by Section 5(b) hereof, the Grantor shall advise the Lender promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral and (iii) of the occurrence of any other event which could have a Material Adverse Effect on the Collateral or on the validity, perfection or priority of the Security Interests.

SECTION 6. Reserved.

SECTION 7. General Authority.

(a) Grantor hereby irrevocably appoints the Lender its true and lawful attorney, with full power of substitution, in the name of the Grantor, the Lender or otherwise, for the sole use and benefit of the Lender, but at the Grantor’s expense, to exercise, at any time and from time to time all or any of the following powers:

(i) to file the Financing Statements and any Financing Statement amendments and continuation statements referred to in Section 4(a)(iii) hereof,

(ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

(iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

(iv) to sell, transfer, assign or otherwise deal in or with the Collateral and the Proceeds thereof, as fully and effectually as if the Lender were the absolute owner thereof, and

(v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided, however, that the Lender shall not take any of the actions described in this Section 7 except those described in clause (i) above unless an Event of Default shall have occurred and be continuing and the Lender shall give the Grantor not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value.

(b) Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

(c) Grantor also authorizes the Lender at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

SECTION 8. Remedies Upon Event of Default.

(a) If any Event of Default has occurred and is continuing, the Lender may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Lender may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory. The Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under Applicable Law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Grantor shall execute and deliver such documents and take such other action as the Lender deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). The purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Grantor. To the extent permitted by law, the Grantor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter adopted. The notice of such sale shall be given to the Grantor ten (10) days prior to such sale and (A) in case of a public sale, state the time and place fixed for such sale and (B) in the case of a private sale, state the day after which sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantor shall remain liable for any deficiency.

(b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Lender may (i) require Grantor to, and the Grantor agrees that it shall, at its expense and upon the request of the Lender, forthwith assemble all or any part of the Collateral as directed by Lender and make it available at a place designated by the Lender that is, in the Lender’s opinion, reasonably convenient to the Lender and the Grantor, whether at the premises of the Grantor or otherwise, (ii) to the extent permitted by Applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Lender, seize and remove such Collateral from such premises, (iii) have access to and use of the Grantor’s books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by the Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Grantor.

SECTION 9. Limitation on Duties of the Lender Regarding Collateral. Beyond reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith.

SECTION 10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Lender to the Secured Obligations in any manner the Lender deems appropriate. The Lender may make distribution hereunder in cash or in kind or in any combination thereof.

SECTION 11. Reserved.

SECTION 12. Reserved.

SECTION 13. Reserved.

SECTION 14. Expenses. In the event that the Grantor fails to comply with the provisions of the Purchase-Money Note, this Agreement or any other Loan Documents, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Lender may, but shall not be required to, effect such compliance on behalf of the Grantor, and the Grantor shall reimburse the Lender for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other Governmental Authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantor; and if the Grantor fails promptly to pay any portion thereof when due, the Lender may, at its option, but shall not be required to, pay the same and charge the Grantor’s account therefor, and the Grantor agrees to reimburse the Lender therefor on demand. All sums so paid or incurred by the Lender for any of the foregoing and any and all other sums for which the Grantor may become liable hereunder and all costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by the Lender in enforcing or protecting the Security Interests or any of its rights or remedies thereon shall be payable by the Grantor on demand and shall bear interest (after, as well as before judgment) until paid at the rate then applicable under the Purchase-Money Note and shall be additional Secured Obligations hereunder.

SECTION 15. Notices. All notices and communications hereunder shall be given to the addresses as follows:

If to Lender:

Campbell B. Lanier, III:

c/o Sutherland Asbill & Brennan LLP

999 Peachtree Street, NE

Atlanta, Georgia 30309-3996

Attention: Philip P. Gura

If to Grantor:

Knology Broadband of California, Inc.

c/o Knology, Inc.

1241 O.G. Skinner Drive

P.O. Box 510 (31833)

West Point, Georgia 31833-1789

Attention: Chad S. Wachter, General Counsel

SECTION 16. Rights and Remedies Cumulative; Nonwaiver; etc. The enumeration of the rights and remedies of the Lender set forth in this Agreement is not intended to be exhaustive and the exercise by the Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Purchase-Money Note and other Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Grantor, the Lender or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Lender and its permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantor and its successors and assigns; provided, however, that the Grantor may not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

SECTION 18. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Agreement may be amended or waived, nor may any consent be given, except in the manner set forth in the Purchase-Money Note.

SECTION 19. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

SECTION 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF EXCEPT AS REQUIRED BY THE UCC.

SECTION 21. Consent to Jurisdiction. The Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Delaware in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Lender in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in permissible manner. Nothing in this Section 21 shall affect the right of the Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Lender to bring any action or proceeding against the Grantor or its properties in the courts of any other jurisdictions.

SECTION 22. Waiver of Jury Trial.

(a) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE LENDER AND THE GRANTOR HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

(b) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Person may employ or exercise freely, either alone, in conjunction with or during a dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a dispute.

SECTION 23. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 24. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 25. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

GRANTOR: KNOLOGY BROADBAND OF CALIFORNIA, INC.

By:	/s/ Chad S. Wachter

Name: Chad S. Wachter Title: General Counsel, Vice President and Secretary

[Signatures Continued on Next Page]

[Signature Page to Purchase Money Security Agreement, continued]

LENDER:

By:	/s/ Campbell B. Lanier, III

CAMPBELL B. LANIER, III

EXHIBIT A

TO PURCHASE-MONEY SECURITY AGREEMENT

COLLATERAL DESCRIPTION

DEBTOR:                     Knology Broadband of California, Inc.

SECURED PARTY:    Campbell B. Lanier, III

Inventory

All inventory owned by Debtor relating to the cable television system serving the geographical area identified on Section A of Annex I to the Asset Purchase Agreement dated as of July 15, 2003 by and between Verizon Media Ventures, Inc. and Knology New Media, Inc., as amended (the “Purchase Agreement”) and operating pursuant to applicable franchises (the “California System”), wherever located, including raw materials, work in progress, recycled materials, finished products, packaging materials, supplies, spare parts, other inventory of every kind and nature, and, in each case, used or held for use in the business of owning and operating the California System (the “Business”), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the “Inventory”);

Accounts

All accounts receivable resulting from the operations of the California System (both billed and accrued), accounts, deposit accounts, letter of credit rights (whether or not the letter of credit is evidenced by a writing) and other rights to payment of money for goods and real property sold or leased or for services rendered, expressly including, without limitation, the provision of services, whether or not earned by performance, including, without limitation, all agreements with and sums paid by or due from customers and other Persons, and all books and records recording, evidencing or relating to such rights or any part thereof (collectively, the “Accounts”);

Equipment

All equipment and other personal property used or held for use in the Business, including (without limiting the generality of the foregoing) (i) the equipment described on Schedule 2.1(c) to the Purchase Agreement, (ii) all microcode embedded in the equipment that was conveyed at the time it was purchased and that Debtor has the right to convey with the equipment without the consent of, or the payment of compensation or other consideration to, any Person, and (iii) all other: spare and origination equipment, transmission and electronic equipment; set-top boxes; distribution equipment, including trunk, coaxial and optical fiber cable, and drop lines; amplifiers; power supplies, conduit, vaults, pedestals, grounding and pole hardware; routers; customer devices, including converters, encoders and taps; installer and technician equipment, including vehicles; tower equipment; tools and test equipment; cable data terminals; lab and test equipment; supplies and office equipment, including personal computers and telephone desk sets; telephone numbers (including toll free numbers); microwave transmission and reception equipment; and subscriber terminal equipment, together with all additions and accessions thereto (collectively, the “Equipment”);

Licenses

All franchises, licenses, permits and operating rights granted to or held by the Debtor, including those authorizing or relating to the Debtor’s operation of the Business, including, without limitation, the Franchises (as defined in the Purchase Agreement) to the extent provided by law (collectively, the “Licenses”);

Contracts and Leases

All (a) (i) contracts and agreements for the purchase of real and personal property, easements and rights of way, (ii) customer, management, franchise and supplier contracts and agreements, (iii) Acquired Contracts (as defined in the Purchase Agreement) and any rights thereunder, including the right to receive payments, (iv) security agreements, guarantees and other agreements evidencing, securing or otherwise relating to the Accounts or other rights to receive payment, and (v) other agreements relating to the Business to which the Debtor is a party (collectively, the “Contracts”); (b) lease agreements for real or personal property and contracts and agreements with respect to easements, rights of way and manhole access relating to the Business to which the Debtor is a party (collectively, the “Leases”); and (c) all other contracts and contractual rights, letters of intent and agreements under negotiation with potential customers of the Business, indemnification rights, and other claims, remedies or provisions relating to the Business in favor of the Debtor (collectively, the “Other Contracts”);

General Intangibles

All general intangibles including personal property not included above, including, without limitation, (i) customer and supplier lists, books and records, computer programs and other intellectual property rights to the extent acquired by Debtor under the Purchase Agreement, insurance policies, tax refunds, (ii) all goodwill, trademarks, trademark applications, trade names, trade secrets, patents, copyrights, formulas, recipes, industrial designs, software, other intellectual property or rights therein, whether under license or otherwise, all rights to receive payment on property upon or in connection with any transfer of any License, and (iii) all payment intangibles (collectively, the “Intangibles”);

Furniture and Fixtures

All furniture and fixtures relating to the Business in which the Debtor has an interest, together with all additions and accessions thereto and replacements therefor (collectively, the “Furniture and Fixtures”);

Miscellaneous Items

All records, prepaid assets and other network assets, goods, chattel paper (whether tangible or electronic), documents, instruments, supplies, choses in action, commercial tort claims (including, without limitation, payments received with respect to termination, arbitration or litigation under any Contract), supporting obligations, URLs, domain names and licenses, and all other property and assets of whatever type or description not included above (collectively and to the extent acquired by Debtor under the Purchase Agreement, the “Miscellaneous Items”); and

Proceeds

All “proceeds” (as defined by the UCC) of, and all other profits, rentals or receipts, in whatever form arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Collateral, including, without limitation, all claims of the Debtor against third parties for loss of, damage to or destruction of, and all proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, together with all proceeds of any such proceeds (collectively, the “Proceeds”).

The Inventory, Accounts, Equipment, Licenses, Contracts, Leases, Other Contracts, Intangibles, Furniture and Fixtures, Miscellaneous Items, and Proceeds, as described above, are collectively referred to as the “Collateral.”